                                   EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT

                           SUBSIDIARIES OF REGISTRANT


                                                                           Percent     Percent
                                                                           Direct      Indirect
                                                                          Ownership    Ownership        Jurisdiction
                                                                          ---------    ---------        ------------
Albany International Pty.,Ltd.                                               100                          Australia

Albany International Feltros e Telas Industriais Ltda.                       100                           Brazil

Albany International Canada Inc.                                             100                           Canada

Albany International (China) Co., Ltd.                                       100                            China

Albany Fennofelt Oy AB                                                                      100            Finland

Albany International Holding S.A.                                            100                           France
Albany International S.A.                                                                   100            France
Martel Catala S.A.                                                                          100            France
Toiles Franck S.A.                                                                          100            France
Nomafa S.A.R.L.                                                                             100            France

Nomafa Betriebsschutzeinrichtungen GmbH                                                     100            Germany
Nordiskafilt GmbH                                                                           100            Germany
Albany International GmbH Ahlen                                                             100            Germany
Albany International GmbH Goppingen                                                         100            Germany

Albany International Nederland B.V.                                          100                         Netherlands
Nomafa B.V.                                                                                 100          Netherlands
Albany International B.V.                                                                   100          Netherlands

Nordiskafilt Kabushiki Kaisha                                                               100             Japan

Albany International S.A. de C.V.                                            100                           Mexico
Martel Wire, S.A. de C.V.                                                    100                           Mexico
Telas Industriales de Mexico, S.A. de C.V.                                   100                           Mexico

Albany Nordiskafilt AS                                                                      100            Norway

Albany International Korea, Inc.                                             100                         South Korea
Albany International Korea, Inc.                                                            100          South Korea

Albany Nordiskafilt AB                                                       100                           Sweden
Nordiska Maskinfilt Aktiebolag                                                              100            Sweden
Nordiskafilt Aktiebolag                                                                     100            Sweden
Dewa Consulting AB                                                                          100            Sweden
Nomafa Aktiebolag                                                            100                           Sweden
Albany Wallbergs AB                                                          100                           Sweden

Nordiska Industrie Produkte AG                                               100                         Switzerland
Albany International AG                                                      100                         Switzerland

Albany International Ltd.                                                    100                       United Kingdom


Albany International Research Co.                                            100                        United States